SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): October 20, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated October 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date October 20, 1999.
Principal		Interest		Ending Balance
Cede & Co.	$7,166,184.70 	$3,044,927.22	$628,720,029.32

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated October 20, 1999


ABS Corporation			Date of Report:	10/18/99

Banc One Home Equity Loan Trust 1998-1
Time of Report:	2:40 PM

P & S Agreement Date:                      		"August 31, 1998"

Original Settlement Date:		"September 24, 1998"

Series Number of Certificates:

Original Collateral Sale Balance		"$867,346,931.20 "

Statement to Certificateholders (Page 1 of 2)


		Distribution Date:
						9/20/99 	10/20/99

			INVESTOR CERTIFICATES
 DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
 PRINCIPAL AMOUNT)

		A.	INTEREST & PRINCIPAL
 DISTRIBUTIONS TO INVESTORS

			Investor Certificate Interest Distributed
					3.617500 	3.510622
			Investor Certificate Interest Shortfall Distributed
					0.000000 	0.000000
			Remaining Unpaid Investor Certificate Interest Shortfall
					0.000000 	0.000000

			Managed Amortization Period ? (Yes=1; No=0)
					1	1
			Investors Certificate Principal Distributed
					9.853923 	8.430806
			  Principal Distribution Amount
					9.401624 	8.298823
			     Maximum Principal Payment
					30.537922 	26.546460
			     Alternative Principal Payment
					9.401624 	8.298823
			     Principal Collections less Additional Balances
					9.401624 	8.298823
			  Investor Loss Amount Distributed to Investors
					0.427726 	0.110958
			  Accelerated Principal Distribution Amount
					0.024573 	0.021024
			  Credit Enhancement Draw Amount

					0.00 	0.00

			Total Amount Distributed to Certificateholders (P & I)
					13.471423 	11.941427

		B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE


			Beginning Investor Certificate Balance
				"644,262,048.82 "	"635,886,214.02 "
			Ending Investor Certificate Balance
				"635,886,214.02 "	"628,720,029.32 "
			Beginning Invested Amount
					"653,253,914.04 "	"644,898,966.60 "
			Ending Invested Amount
					"644,898,966.60 "	"637,750,652.69 "
			Investor Certificateholder Floating Allocation Percentage
					97.4172% 	97.3861%
			Pool Factor
					0.7481014 	0.7396706
			Liquidation Loss Amount for Liquidated Loans
					"373,206.52 "	"96,845.80 "
			Unreimbursed Liquidation Loss Amount
					0.00 	0.00

		C.	POOL INFORMATION


			Beginning Pool Balance
					"670,573,326.73 "	"662,208,740.20 "
			Ending Pool Balance
					"662,208,740.20 "	"655,057,894.79 "
			Servicing Fee
					"279,405.55 "	"275,920.31 "

		D.	INVESTOR CERTIFICATE RATE


			Investor Certificate Rate
					5.542500% 	5.631250%
			LIBOR Rate
					5.292500% 	5.381250%
			Maximum Rate
					8.418967% 	8.403186%

		E.	DELINQUENCY & REO STATUS


			Delinquent 30-59 days

			    No. of Accounts
					118 	145
			   Trust Balances
					"3,489,508.00 "	"3,771,853.00 "
			Delinquent 60-89 days

			    No. of Accounts
					43 	28
			   Trust Balances
					"1,277,775.00 "	"790,796.00 "
			Delinquent 90+ days

			    No. of Accounts
					51 	68
			   Trust Balances
					"1,927,332.00 "	"2,452,367.00 "
			Delinquent 9+ Months

			    No. of Accounts
					0 	0
			   Trust Balances
					0 	0
			REO

			    No. of Accounts
					0 	0
			   Trust Balances
					0.00 	0.00


		Statement to Certificateholders (Page 2 of 2)


		Distribution Date:
						9/20/99 	10/20/99

			"IN WITNESS WHEREOF, the undersigned
 has caused this Certificate to be duly executed and certifies to the"

			"best of her knowledge and belief that
 information is true and correct this 15th day of October, 1999"


			"       Bank One, NA"
			       as Servicer


			       _______________________________________


			       Tracie Klein
			       Vice President




			Distribution List:
			   Barbara Grosse - First National Bank of Chicago



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated October 31, 1999